UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

Home Solutions of America, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-31711	99-0273889
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B, Dallas, Texas	75207
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 623-8446

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 29, 2007, Home Solutions of America, Inc. (“HSOA”) issued a press release announcing new and additional contracts awarded to Home Solutions Restoration of Louisiana, Inc., a wholly-owned subsidiary of HSOA. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 7.01 Regulation FD Disclosure.

A copy of the January 29, 2007 press release, referenced in Item 2.02 above and attached to as this Current Report on Form 8-K as Exhibit 99.1, is being furnished pursuant to Regulation FD.

Limitation on Incorporation by Reference: In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our annual and quarterly reports on file with the Securities and Exchange Commission, which describe specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K, including Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(D) Exhibits.

99.1         Press Release dated January 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.

Date: January 29, 2007

By:/s/ Frank J. Fradella
Name: Frank J. Fradella
Title: Chief Executive Officer

EXHIBIT INDEX

99.1          Press Release dated January 29, 2007.